                                                                  EXHIBIT 10.43



CONFIDENTIAL PORTION MARKED [*************] HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                 AMENDMENT NO. 1
                                       TO
                            MASTER ALLIANCE AGREEMENT

         This First AMENDMENT ("Amendment No. 1") to the Master Alliance Agreement effective as of February 8, 1999 ("MAA") is made and entered into as of September 23, 2002, by and between Williams Communications, LLC, a Delaware limited liability company previously formed as Williams Communications, Inc. ("Williams"), and SBC Communications Inc., a Delaware corporation ("SBC"). Williams and SBC may be referred to individually as "Party" or collectively as the "Parties."

         WHEREAS, the Parties desire to amend the MAA as set forth below;

         NOW, THEREFORE, in consideration of the premises and covenants set forth herein, Williams and SBC agree as follows:

         1.       Amendments. The MAA is hereby amended as follows:

         (a) Preamble. The first sentence of the preamble to the MAA is amended to read in its entirety as follows:

                  "THIS MASTER ALLIANCE AGREEMENT (this "Agreement") between Williams Communications, LLC (previously formed as Williams Communications, Inc.) ("Williams"), a Delaware limited liability company, and SBC Communications Inc., a Delaware corporation, ("SBC"), is effective February 8, 1999 (the "Effective Date")."

         (b) Section 3.1.1. The first sentence of Section 3.1.1 of the MAA is amended to read in its entirety as follows:

                  "The Parties or their Affiliates are entering into the following agreements to implement the Alliance, in addition to this Agreement: (1) a Network Development and Operations Agreement ("NDOA"), (2) a Platform Services Agreement ("PSA"),
                  (3) a Transport Services Agreement ("TSA"), (4) a Sales and Marketing Agreement, (5) an International Services Agreement ("ISA") and International Transport Services Agreement ("ITSA"), and (6) Consulting Services Agreements."



                             PROPRIETARY INFORMATION

         This information contained in this Amendment No. 1 is not for use or disclosure outside SBC, Williams, their affiliated companies and their third party representatives, except under written agreement by the contracting Parties.

AMENDMENT NO. 1 TO MASTER ALLIANCE AGREEMENT



         (c) Section 3.1.2. Section 3.1.2 of the MAA is amended to read in its entirety as follows:

                  "Pursuant to the Alliance Agreements, in general (a) Williams will provide transport and switching services in accordance with the TSA, (b) SBC will provide platforms and related services in accordance with the PSA, (c) Williams and SBC will cross-market each others' services and (d) SBC and Williams will mutually develop new features and functions and geographical expansions of their telecommunications facilities and associated services contemplated by this Alliance as follows: (i) SBC will be primarily responsible for designing and building platforms as set forth in the PSA; (ii) SBC and Williams will jointly design and plan switch capabilities, depending upon the nature of the switches and the time that the switches need to be deployed in accordance with the NDOA;
                  (iii) Williams shall be primarily responsible for building and installing the switches and developing domestic interLATA transport capabilities in accordance with the TSA; (iv) Williams will be primarily responsible for developing international transport and voice capabilities in accordance with the ISA and the ITSA; (v) Williams will be primarily responsible for ordering, provisioning, engineering, capacity management and operations management in accordance with the TSA; and (vi) SBC will be primarily responsible for providing local access services in all portions of the United States other than SBC States to the extent SBC offers such services in the future. The term "Supplying Party" means (a) Williams as to the products and services described in clauses (a),
                  (d)(iii), (d)(iv), and (d)(v) of the preceding sentence, (b) SBC as to the products and services described in clauses (b),
                  (d)(i), (d)(vi) of the preceding sentence, and (c) Williams or SBC as appropriate as to their respective products and services described in clause (d)(ii) of the preceding sentence. Nothing herein is intended to preclude either party from marketing and selling any product or service to any user, subject to Section 3.4.4, and except as provided in Section 12.1.1.1."

         (d) Section 3.3. Section 3.3 of the MAA is amended to read in its entirety as follows:

                  "3.3.1. The Parties will endeavor to ensure that the telecommunications facilities and associated services contemplated by this Alliance are constructed and operated in the most cost efficient manner possible. If either SBC or Williams has been



                             PROPRIETARY INFORMATION

         This information contained in this Amendment No. 1 is not for use or disclosure outside SBC, Williams, their affiliated companies and their third party representatives, except under written agreement by the contracting Parties.

AMENDMENT NO. 1 TO MASTER ALLIANCE AGREEMENT



                  designated the Supplying Party for a product or service, then whenever the other Party needs such product or service (the "Supplied Party"), such Supplied Party will seek to obtain the needed product or service from the Supplying Party as set forth in this Section 3.3. In such case, the Supplying Party shall, except as set forth in Section 3.7 hereof and subject to existing contracts and arrangements with third parties in existence as of the Effective Date of this Agreement and as set forth on Exhibit B, in all cases be the provider to the Supplied Party of the products or services so long as the Supplying Party is offering Alliance Pricing, quality comparable to competitive products and services (including
                  SLAs), and commercially reasonable terms and conditions to the Supplied Party.

                  3.3.2. For purposes of this Section 3.3, Williams shall be the Supplying Party and SBC shall be the Supplied Party of the following Services: (i) On-Net1 InterLATA Layer 1 transport services including private line services and wave services to be provided pursuant to the applicable Alliance Agreement, but solely to the extent that such transport services are described in such Alliance Agreement, and the characteristics and technical specifications for such services have been set forth in the applicable specifications exhibit (e.g. comparable in substance and format to Exhibit B of the TSA) attached thereto, as amended from time to time in writing by mutual agreement of the parties (the "Layer 1 Services"); (ii) to the extent not provided by SBC for itself pursuant to
                  Section 3.7, On-Net InterLATA Layer 2 data services including ATM Services, Frame Relay Services, and wide area gigabit ethernet services (but specifically excluding Layer 3 services and above to be provided pursuant to the terms and conditions set forth in the applicable Alliance Agreement, but solely to the extent that such services are described in such Alliance Agreement, and the characteristics and technical specifications for such services have been set forth in the applicable specifications exhibit (e.g. comparable in substance and format to Exhibit B of the TSA) attached thereto, as amended from time to time in writing by mutual agreement of the parties (the "Layer 2 Services"); and (iii) InterLATA voice services to be provided pursuant to the TSA or ITSA, but solely to the extent that



----------

         1 As used in this Agreement, the term "On-Net" and the term "Off-Net" shall have the same meaning as ascribed to them in the TSA.



                             PROPRIETARY INFORMATION

         This information contained in this Amendment No. 1 is not for use or disclosure outside SBC, Williams, their affiliated companies and their third party representatives, except under written agreement by the contracting Parties.

AMENDMENT NO. 1 TO MASTER ALLIANCE AGREEMENT


                  such services are described in such Alliance Agreement, and the characteristics and technical specifications for such services have been set forth in the applicable specifications exhibit (e.g. comparable in substance and format to Exhibit B of the TSA) attached thereto, as amended from time to time in writing by mutual agreement of the parties ("Voice Services") (collectively the "Williams Supplied Services"). SBC shall be the Supplying Party and Williams shall be the Supplied Party with respect to platform and related services provided pursuant to the PSA (the "SBC Supplied Services"). With respect to any Williams Supplied Services that are Off-Net, SBC may request that Williams arrange for such Services on its behalf, but is not under an obligation to do so, subject to the procedure for Off-Net Direct Purchases set forth below. With respect to all Layer 1 Services whether first considered On-Net or Off-Net, SBC shall seek to obtain such Service or product from Williams. If Williams informs SBC that the requested Service or product cannot be provided On-Net, SBC shall be permitted to seek such Off-Net Service or product from any third party directly ("Off-Net Direct Purchases"), provided that SBC shall deliver to Williams a quarterly report detailing all Off-Net Direct Purchases by LATA pairs and further provided that SBC and Williams will, to the extent commercially practicable, make such Off-Net Service available to the other [********* ********************************].

                  Notwithstanding the foregoing, SBC and Williams shall negotiate in good faith the applicable characteristics and technical specifications of wave services or gigabit ethernet (wide area) services at such time as Williams shall notify SBC that (i) it is prepared to offer such services as the Supplying Party to SBC and (ii) has the technical capability to offer such services as required by SBC, and the parties shall amend the applicable Alliance Agreement, including the service specifications exhibit thereto, to reflect the addition of wave services and gigabit ethernet (wide area) services and such characteristics and technical specifications.

                  Nothing in this Section 3.3.2 shall be construed to limit either Party's rights or obligations as set forth in that certain letter agreement between Williams Local Network, Inc. and SBC Telecom, Inc. dated June 9, 2000.

                  3.3.3. Quality of Service Standard. In the event that either Party fails to meet the required Quality of Service Standard as set forth in an applicable Alliance Agreement ("QoS Standard") with



                             PROPRIETARY INFORMATION

         This information contained in this Amendment No. 1 is not for use or disclosure outside SBC, Williams, their affiliated companies and their third party representatives, except under written agreement by the contracting Parties.

AMENDMENT NO. 1 TO MASTER ALLIANCE AGREEMENT



                  respect to a particular Service or product,
                  [************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *********************************].

                  3.3.4. Notwithstanding Section 3.3.2, SBC may procure from third parties Service that Williams would otherwise provide, in order to achieve diversity of the Service under the following requirements ("Diverse Services").

                  (i) with respect to Layer 1 Services, Williams is unable to provide On-Net physical diversity as defined below; or

                  (ii) Carrier diversity is requested in writing by the Supplied Party's customer.

                  In such event, SBC must disclose to Williams, on a quarterly basis, when such diversity is required. SBC shall have no obligation to provide Williams with any of the details of any customer request for carrier or physical diversity, but shall disclose in general terms the size, scale and location of the diversity that SBC is seeking. Williams shall be entitled to an audit of SBC's compliance with this Section 3.3.4 relating to physical and carrier diversity, which audit shall be carried out in accordance with the provisions of



                             PROPRIETARY INFORMATION

         This information contained in this Amendment No. 1 is not for use or disclosure outside SBC, Williams, their affiliated companies and their third party representatives, except under written agreement by the contracting Parties.

AMENDMENT NO. 1 TO MASTER ALLIANCE AGREEMENT


                  Article 8 below, except that (i) any such audit may be performed not more frequently than quarterly, and not more often than twice in any twelve month period, and (ii) SBC shall not be required to retain documentation with respect to its compliance with this Section 3.3.4 for more than one year. In situations in which Williams is not entitled to be the primary carrier, (e.g. uncompetitive QoS Standard, pricing), SBC will consider Williams to fulfill diversity requirements as the secondary provider.

                  For purposes of this Section 3.3.4, "physical diversity" has the meaning set forth in Schedule A to this Agreement. In the event that the Parties are negotiating applicable characteristics and technical specifications for any Williams Supplied Services or any products or services that the Parties contemplate adding to the Williams Supplied Services, then the Parties shall also negotiate in good faith the physical diversity requirements for such product or service, and shall include such diversity requirements in Schedule B to the TSA or such other applicable specifications exhibit referred to in
                  Section 3.3.2 above.

                  The SBC Affiliate must stipulate at the time of order placement individual design requirements pertaining to which protected or unprotected circuits must be "physically diverse" from one another. SBC shall be entitled to an audit of Williams's compliance with this Schedule A relating to its representations to SBC of the physical infrastructure related to the physical diversity of two circuits, which audit shall be carried out in accordance with the provisions of Article 8 of this Agreement, except that (i) any such audit may be performed not more frequently than quarterly, and not more often than twice in any twelve month period, and (ii) Williams shall not be required to retain documentation with respect to its compliance with these requirements for more than one year after the expiration of the term of such circuits.

                  Notwithstanding the foregoing, in all events, (i) SBC would use Williams Supplied Services at least equally to that of the largest of the other vendors supplying Diverse Services in the context of a particular request for Diverse Services; (ii) in no case will the use of Diverse Services in any Services Category (as defined below) in a calendar quarter exceed [**************************** ********************] for all
                  Services in such Services Category based on Williams' invoices to SBC for the immediately preceding quarter; and (iii) SBC will not obtain a diverse circuit from another carrier if the other carrier's network is not diverse


                             PROPRIETARY INFORMATION

         This information contained in this Amendment No. 1 is not for use or disclosure outside SBC, Williams, their affiliated companies and their third party representatives, except under written agreement by the contracting Parties.

AMENDMENT NO. 1 TO MASTER ALLIANCE AGREEMENT


                  from Williams. "Services Category" shall mean any one of the following: (a) On-Net InterLATA Layer 1 transport services as described and limited in clause (i) of Section 3.3.1 above;
                  (b) InterLATA voice services, as described and limited in clause (iii) of Section 3.3.1 above; or (iii) all other Services.

                  3.3.5. Williams acknowledges that SBC is contemplating proposing a Project (as defined below) that will build interfaces into the OSS to allow SBC agreed upon access to SBC customer and network data necessary to insure continuity of service (the "IT Project"). Williams as Project Executor (as defined below) shall use commercially reasonable efforts to expedite the prompt implementation of the IT Project, as specified by SBC from time to time."

         (e)      Section 3.4.1.

                  (i) The first sentence of Section 3.4.1 of the MAA is amended to read in its entirety as follows:

                  "Unless otherwise provided in other Alliance Agreements, the Supplying Party will make its products and services (excluding Off-Net Services, unless specifically set forth in an applicable Alliance Agreement) available to the Supplied Party at its direct cost plus a reasonable rate of return as described in this Section 3.4.1 and as may be further specified in particular Alliance Agreements (the "Cost Plus Model"), and subject to MFN Pricing as described in Section
                  3.4.3 (collectively, "Alliance Pricing")."

                  (ii) The following new sentence is hereby added at the end of
                  Section 3.4.1 of the MAA:

                  "Off net Services shall be made available to the Supplied Party [***********************************************] except where an Alliance Agreement expressly provides otherwise."

         (f) Section 3.4.2. The following new sentence is hereby added at the end of Section 3.4.2 of the MAA:


                  [************************************************************
                  *************************************************************
                  *************************************************************
                  ********************************]



                             PROPRIETARY INFORMATION

         This information contained in this Amendment No. 1 is not for use or disclosure outside SBC, Williams, their affiliated companies and their third party representatives, except under written agreement by the contracting Parties.

AMENDMENT NO. 1 TO MASTER ALLIANCE AGREEMENT




         (g) Section 3.4.3. The first sentence of Section 3.4.3 of the MAA is amended to read in its entirety as follows:

                  [************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  *************************************************************
                  **********************************************************]

         (h) Section 3.7. Section 3.7 of the MAA is amended to read in its entirety as follows:

                  "Nothing in any Alliance Agreement shall be construed to prohibit (i) either Party from using its own facilities or services owned or leased as of the Effective Date or (ii) SBC from using its owned or leased switching facilities, or its owned transport facilities in any SBC State, regardless of whether such facilities are acquired now or in the future, or
                  (iii) SBC from using its owned equipment and related assets, whether located in an SBC State or otherwise, for the provision of Layer 2 and higher services, regardless of whether such equipment is acquired now or in the future so long as Williams remains the preferred provider pursuant to
                  Article 3 hereof for the underlying Layer 1 transport, subject to the provisions of this Article 3, for any purpose in lieu of using Williams' facilities, provided that in the event that SBC acquires any Layer 1 transport facilities in connection with the acquisition of stock or assets of a telecommunications carrier (other than a carrier described in section 12.1.1.5 below), then SBC shall be required to offer such Layer 1 transport facilities located outside of the SBC States to Williams at a price equal to the fair market value thereof, which offer Williams may accept or reject in its sole discretion without altering SBC's preferred provider obligations pursuant to Article 3 hereof with respect to Layer 1."

         (i) Section 5.1. The following new Section 5.1 is hereby added to the MAA and existing Sections 5.1, 5.2 and 5.3 are hereby renumbered 5.2, 5.3 and 5.4, respectively (and the reference in existing Section 5.2 of the MAA to Section 5.3 is amended to refer to Section 5.4):

                  "5.1.    Project Process Generally



                             PROPRIETARY INFORMATION

         This information contained in this Amendment No. 1 is not for use or disclosure outside SBC, Williams, their affiliated companies and their third party representatives, except under written agreement by the contracting Parties.

AMENDMENT NO. 1 TO MASTER ALLIANCE AGREEMENT


                  The process set forth in Sections 5 and 6 of this Agreement which are implemented in the NDOA are intended by the Parties to create a mechanism by which the Parties may, but are not obligated, to work together to develop or enhance products and Services contemplated by this Agreement and the other Alliance Agreements. Notwithstanding anything else in this Agreement or any other Alliance Agreement, neither party shall have any obligation to use the Project process for the acquisition of any product or Service and may pursue such Project on its own or with any third party; provided, that foregoing shall not be construed to relieve either of the Parties from (i) its respective obligations under the preferred provider provisions in Section 3.3 above, (ii) any express obligations relating to Projects that have been or will be accepted by the Parties and set forth in the NDOA or statements of work entered from time to time pursuant to the NDOA, or (iii) any Accepted Project or Mandatory Project that has already been agreed and reduced to writing by the Parties."

         (j) Section 11.3. The following new Section 11.3 is hereby added to the MAA following Section 11.2 of the MAA:

                  "11.3.   Third Party Supplied Services

                  'Third Party Supplied Services' means services that have been provided to SBC or its Affiliates by persons or entities other than Williams or its past and present Affiliates. SBC shall use commercially reasonable efforts to deliver to Williams , not later than 12 months after the Effective Date (defined for the purposes of this Section 11.3 only as set forth in the Second Amended Joint Chapter 11 Plan of Reorganization of Williams Communications Group, Inc. and CG Austria, Inc., as amended, in Chapter 11 Case No. 02-11957), purchase orders to acquire from Williams (i) those services included in the Third Party Supplied Services that SBC is required under this Agreement to purchase from Williams, and (ii) those services included in the Third Party Supplied Services that are not included in clause (i) above but that SBC has elected to acquire from Williams. SBC agrees that with respect to any such purchase order delivered to Williams, provided that Williams is able to offer such service in accordance with the terms of such purchase order on a timely basis, SBC shall not:
                  (i) request a price quote from any third party for such service for the purpose of having such third party supply such service to SBC; or (ii) agree to purchase, or purchase, such service from any third party. Williams



                             PROPRIETARY INFORMATION

         This information contained in this Amendment No. 1 is not for use or disclosure outside SBC, Williams, their affiliated companies and their third party representatives, except under written agreement by the contracting Parties.

AMENDMENT NO. 1 TO MASTER ALLIANCE AGREEMENT


                  shall use commercially reasonable efforts to deliver to SBC those services to be acquired from Williams pursuant to the preceding sentence not later than 6 months from the date on which Williams receives service orders from SBC as required by the preceding sentence."

           (k) Section 14.1. The first three sentences of Section 14.1 of the MAA are amended to read in their entirety as follows:

                  "Williams is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. Williams has all requisite power and authority to enter into the Alliance Agreements and to consummate the transactions contemplated thereby. All acts and other proceedings required to be taken by Williams to authorize the execution, delivery and performance of the Agreement and the Alliance Agreements to which it is a party and the consummation of the transactions contemplated thereby have been duly and properly taken."

         (l) Section 14.2. Clause (i) of Section 14.2 of the MAA is amended to read in its entirety as follows:

                  "(i) conflict with or result in any violation of any provision of the certificate of formation or by-laws of Williams,"

         (m)      Section 15.14. The addresses for notices set forth in Section
                  15.14 of the MAA are amended to read in their entirety as follows:

                  "If to SBC:        SBC Operations, Inc.
                                     530 McCullough
                                     San Antonio, TX  78215
                                     Attn:  Yno Gonzalez, Vice President
                                     Fax:        210-886-4040
                                     Telephone:  210-554-7124

                  with a copy        SBC Operations, Inc.
                  (which shall       175 E. Houston
                  not constitute     San Antonio, TX  78205
                  notice) to:        Attn:  T. Michael Payne, Senior Vice
                                            & General Counsel
                                     Fax:        210-351-3737
                                     Telephone:  210-370-1790



                             PROPRIETARY INFORMATION

         This information contained in this Amendment No. 1 is not for use or disclosure outside SBC, Williams, their affiliated companies and their third party representatives, except under written agreement by the contracting Parties.

AMENDMENT NO. 1 TO MASTER ALLIANCE AGREEMENT


                  If to Williams:           Williams Communications, LLC
                                            One Technology Center
                                            Tulsa, OK 74103
                                            Attn:  Contract Management
                                            Fax:              918-547-0460
                                            Telephone:        918-547-6000

                  with a copy               Williams Communications, LLC
                  (which shall              One Technology Center
                  not constitute            Tulsa, OK 74103
                  notice) to:               Attn:  General Counsel
                                            Fax:              918-547-2360
                                            Telephone:        918-547-5057"

         (n) Schedule A. A new Schedule A, in the form set forth as Schedule A to this Amendment No. 1, is hereby added to the MAA.

         2. Effect. Except as herein expressly amended, the MAA and any other documents executed and delivered in connection therewith are each ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms. Upon the effectiveness of this Amendment No. 1, each reference in the MAA to "this Agreement," "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the MAA as amended hereby, and each reference to the MAA in any other document, instrument or agreement executed and/or delivered in connection with the MAA shall mean and be a reference to the MAA as amended hereby.

         3. Conditions to Effectiveness. This Amendment No. 1 shall be effective immediately, subject only to the following conditions subsequent: (i) the filing by all of the Plan Proponents (as such term is defined in the Second Amended Joint Chapter 11 Plan of Reorganization of Williams Communications Group, Inc. ("WCG") and CG Austria, Inc. ("CG Austria") filed on August 12, 2002 with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"), in the Chapter 11 Case No. 02-11957 (the "Plan of Reorganization")), with the written consent of The Williams Companies, Inc., of modifications to the Plan of Reorganization and an amended Investment Agreement, Stockholders Agreement and New WCG Charter (as such terms are defined in the Plan of Reorganization), each substantially in the forms attached as Exhibit D to that certain Stipulation and Agreement (the "Stipulation") dated as of September 23, 2002 (the "Stipulation Date") among Williams, CG Austria, WCG, SBC and the other parties thereto, (ii) the Plan of Reorganization shall have been confirmed by the Bankruptcy Court and the Effective Date (as defined in the Plan of Reorganization) shall have occurred on or before October 14, 2002; (iii) the Bankruptcy Court shall have entered an order that shall have become a Final Order (as defined in the Plan of Reorganization) on or before October 14, 2002, approving and authorizing WCG's and CG Austria's entering into and performing the Stipulation; and (iv) the Plan of Reorganization shall not have been modified or amended in any manner that would affect SBC



                             PROPRIETARY INFORMATION

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disclosure outside SBC, Williams, their affiliated companies and their third party representatives, except under written agreement by the contracting
Parties.

AMENDMENT NO. 1 TO MASTER ALLIANCE AGREEMENT


or that would alter the Plan of Reorganization in any material respect without the express prior written consent of SBC, which shall not be unreasonably withheld (except that the Plan of Reorganization may be amended as set forth in Exhibit D to the Stipulation without further consent from SBC). The Parties each acknowledge and agree that the amendments and provisions set forth in Sections 1 and 2 above are not effective until the conditions subsequent set forth in clauses (i) through (iv) in this Section 3 have been satisfied or waived in writing by SBC. Subject to the immediately following sentence, in the event that any of these conditions subsequent shall fail to have been satisfied or waived by SBC in writing on or before October 14, 2002 (subject to extension as set forth below), then this Amendment No. 1 shall be null and void, ab initio, and the Parties shall be restored to their respective rights and obligations as in existence immediately prior to the Stipulation Date. In the event that Section
4.2 of the Plan of Reorganization is amended to extend the date of October 14, 2002 to a later date (but no later than November 14, 2002 except as provided in the immediately following sentence), this Section 3 shall automatically (without any action of the Parties or other signatories hereto) be amended so that references to October 14, 2002 herein are replaced with reference to the date in
Section 4.2 of the Plan of Reorganization, as so amended; provided, however, that no such amendment will be effective if, at the time of such amendment to the Plan of Reorganization, the Investment Agreement, the Restructuring Agreement or the TWC Settlement Agreement (as such terms are defined in the Plan of Reorganization) shall have been terminated. In the event that all of the conditions subsequent set forth in this Section 3 shall have been satisfied on or before November 14, 2002, except that the Effective Date shall not have occurred and none of the Investment Agreement, the Restructuring Agreement or the TWC Settlement Agreement shall have been terminated, then this Amendment No. 1 shall not terminate if the Effective Date occurs on or before January 13, 2003; provided that this Amendment No. 1 shall be null and void, ab initio, and the Parties shall be restored to their respective rights and obligations as in existence immediately prior to the Stipulation Date (i) if the Effective Date shall not have occurred by January 13, 2003 or (ii) upon termination of the Investment Agreement, the Restructuring Agreement or the TWC Settlement Agreement.

         4. Representations and Warranties. Each Party to this Amendment No. 1 represents and warrants to the other as follows:

         (a) The execution, delivery and performance by such party of this Amendment No. 1 and the performance by such party of the MAA as amended hereby (i) have been duly authorized by all necessary corporate or other action and (ii) do not and will not contravene its organizational documents or any applicable law. Such Party has all requisite corporate or limited liability company power and authority to enter into this Amendment No. 1 and to perform its obligations hereunder and under the MAA, as amended hereby.



                             PROPRIETARY INFORMATION

         This information contained in this Amendment No. 1 is not for use or disclosure outside SBC, Williams, their affiliated companies and their third party representatives, except under written agreement by the contracting Parties.

AMENDMENT NO. 1 TO MASTER ALLIANCE AGREEMENT



         (b) This Amendment No. 1 and the MAA, as amended hereby, constitute the legal, valid and binding obligations of such party, enforceable against such party in accordance with their terms.

         5. Counterparts. This Amendment No. 1 may be executed in any number of counterparts with the same effect as if all Parties hereto had signed the same document. All counterparts shall be construed together and shall constitute one instrument. Any such counterpart may be executed by facsimile transmission.

         6. Headings. Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment No. 1 for any other purpose.




                             PROPRIETARY INFORMATION

         This information contained in this Amendment No. 1 is not for use or disclosure outside SBC, Williams, their affiliated companies and their third party representatives, except under written agreement by the contracting Parties.

AMENDMENT NO. 1 TO MASTER ALLIANCE AGREEMENT



         IN WITNESS WHEREOF, the Parties hereto have executed this Amendment No. 1 to the MAA effective as of the date the last Party to this Amendment No. 1 signs below.

                                  WILLIAMS COMMUNICATIONS, LLC


                                  By :  /s/ Frank Semple
                                      ----------------------------------------
                                  Name:
                                  Title:

                                  --------------------------------------------
                                  (DATE)





                                  SBC COMMUNICATIONS INC.


                                  By :  /s/ Randall Stephenson
                                      ----------------------------------------
                                  Name:   Randall Stephenson
                                  Title:  Sr. EVP and CFO

                                                9/24/02
                                  --------------------------------------------
                                                     (DATE)





                             PROPRIETARY INFORMATION

         This information contained in this Amendment No. 1 is not for use or disclosure outside SBC, Williams, their affiliated companies and their third party representatives, except under written agreement by the contracting Parties.

AMENDMENT NO. 1 TO MASTER ALLIANCE AGREEMENT



                                   SCHEDULE A


For purposes of Section 3.3.4 of the Master Alliance Agreement, the term "physical diversity" means: (a) with respect to two or more separate, distinct circuits whether protected or unprotected, that the physical paths of such circuits be at least twenty-five feet (25') from one another, provided that the two paths may get closer than this limit without violating these requirements of physical diversity if the section of close proximity is within a physical Point-of-Presence (POP) or building containing that POP and each circuit is independently hardened via the use of rigid conduit outside of the POP walls, and further provided that, if the two (or more) circuits traverse the same POP, each circuit maps through fully separate and distinct transmission, switching, and routing equipment, such that it offers no single point of failure in the network; and (b) with respect to transmission, switching, and routing equipment, that they are completely independent of one another with no shared common hardware or software components with the data or control planes. Notwithstanding, these requirements for physical diversity should not be construed to require separate network management systems such as Naviscore. Termination of the two circuits on the same LD voice switch will not violate these physical diversity requirements if the circuits are provisioned to separate SPMs or line shelves.

In addition to the foregoing, physical diversity between two or more separate and distinct circuits shall require all of the following:

         o Segregated right-of-ways or paths for conduit containing fiber cabling as described above;

         o        Segregated POP entrance facilities for conduit/fiber;

         o        Segregated fiber cabling as described above;

         o Segregated transmission, switching, or routing equipment with no commonality of equipment components; and

         o        Fully protected power systems within a single POP.

This definition of physical diversity does not apply to wave services, wide area gigabit ethernet services or any other services that do not, as of September 23, 2002, constitute Williams Supplied Services. In the event that the Parties negotiate applicable characteristics and technical specifications for any such services, then the Parties shall also negotiate in good faith either an amendment to Schedule A or to Schedule B of the TSA setting forth the physical diversity requirements for such product or service.

         This definition for "physical diversity" shall be independent of the industry definition of "path diversity for a single protected transmission system" which primarily



                             PROPRIETARY INFORMATION

         This information contained in this Amendment No. 1 is not for use or disclosure outside SBC, Williams, their affiliated companies and their third party representatives, except under written agreement by the contracting Parties.

AMENDMENT NO. 1 TO MASTER ALLIANCE AGREEMENT



stipulates only non-collapsed, diverse fiber route requirements, which is considered a subset of the physical diversity definition.

         This same definition shall apply to the local components of the service as well. SBC will not require Williams to provide physical diversity across long haul circuits if the local transport circuits are not as diverse as the long haul circuits.





                             PROPRIETARY INFORMATION

         This information contained in this Amendment No. 1 is not for use or disclosure outside SBC, Williams, their affiliated companies and their third party representatives, except under written agreement by the contracting Parties.


                                       ii